Income Taxes	9 Months Ended
Sep. 30, 2016
Income Taxes
Income Taxes

Note 19 – Income Taxes

We elected to be taxed as a REIT commencing with our taxable year ended December 31, 2013. Our qualification as a REIT depends on our ability to meet various requirements imposed by the Internal Revenue Code, which relate to our organizational structure, diversity of stock ownership and certain requirements with regard to the nature of our assets and the sources of our income. As a REIT, we generally must distribute annually at least 90% of our net taxable income, subject to certain adjustments and excluding any net capital gain, in order for U.S. federal income tax not to apply to our earnings that we distribute. To the extent that we satisfy this distribution requirement, but distribute less than 100% of our net taxable income, we will be subject to U.S. federal income tax on our undistributed taxable income. In addition, we will be subject to a 4% nondeductible excise tax if the actual amount that we pay out to our stockholders in a calendar year is less than a minimum amount specified under U.S. federal tax laws. Even if we qualify as a REIT, we may be subject to certain U.S. federal income and excise taxes and state and local taxes on our income and assets. If we fail to maintain our qualification as a REIT for any taxable year, we may be subject to material penalties as well as federal, state and local income tax on our taxable income at regular corporate rates and we would not be able to qualify as a REIT for the subsequent four taxable years. As of September 30, 2016 and December 31, 2015, we are in compliance with all REIT requirements.

We wholly own three TRSs. A TRS is a taxable corporation and pays federal, state and local income tax on its net taxable income.

During the quarter ended September 30, 2016 the Company recorded $1.3 million of income tax expense for income attributable to certain of its TRSs. Other TRSs incurred no additional tax benefit or expense. During the nine months ended September 30, 2016, the Company recorded $3.3 million of income tax expense for income attributable to certain of its TRSs. Other TRSs incurred additional income tax benefit of $0.1 million which have been fully reserved against due to uncertainty around the future use of the benefits. Separately, for the nine months ended September 30, 2016, the Company recorded an income tax benefit of $0.2 million related to income attributable to discontinued operations.

During the quarter ended September 30, 2015, the Company recorded $2.7 million of income tax expense for income attributable to certain of its TRSs. Other TRSs incurred additional tax benefits, which have been fully reserved against due to uncertainty around the future use of the benefits. As such the Company recognized additional valuation allowances of $0.1 million. Separately, for the quarter ended September 30, 2015, the Company recorded an income tax benefit of $1.2 million related to income attributable to discontinued operations. During the nine months ended September 30, 2015, the Company recorded $5.2 million of income tax expense for income attributable to certain of its TRSs. Other TRSs incurred additional tax benefits, which have been fully reserved against due to uncertainty around the future use of the benefits. As such the Company recognized additional valuation allowances of $0.8 million. Separately, for the nine months ended September 30, 2015, the Company recorded an income tax benefit of $3.7 million related to income attributable to discontinued operations.

Our major tax jurisdictions where we file income tax returns include Federal, New York State and New York City. Our 2013 and forward tax years are subject to examination.  The TRS major tax jurisdictions are Federal, New York State, New York City and California. For Federal and state purposes, the TRS entities are subject to examination for the 2012 and forward tax years.